UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Ddate of earliest reported): August 13, 2001
                                                        ______________


                                Marina Capital, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


         Utah                            0-26457               87-0554016
____________________________           ____________         ________________
(State or other jurisdiction           (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


2506 Wall Ave., Ogden, Utah                              84401
_____________________________________                 ____________
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (801) 394-2400
                                                    _______________


                                     None
         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

At an Annual Meeting of Shareholders held on June 2, 2000, the Shareholders voted to retain Davis, James & Chase-Kraaima as Marina's independent auditor; however, Davis, James & Chase-Kraaima declined to stand for re-election in that during the past year, they had taken more of an internal role in the affairs of Marina. The Shareholders voted to ratify the retention of an independent auditor to be decided by the Board of Directors at a later date.

Davis, James & Chase-Kraaima's reports for the last two years have not contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Davis, James & Chase-Kraaima on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On January 8, 2001, the Board of Directors of Marina engaged the services of Carver Hovey & Co. as its independent auditor.

Item 7.  	Financial Statements and Exhibits.

Exhibit 16	Letter regarding change in certifying accountant from Carver
                Hovey & Co.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     							Marina Capital, Inc.
                                                        ____________________
                                                            (Registrant)


                                                        /s/ Larry R. Walker
                                                      Larry R. Walker/President
                                                      _________________________
                                                             (Signature)*

Date    August 13, 2001
        ______________

*Print name and title of the signing officer under his signature.

Exhibit 16

Davis, James &
Chase-Kraaima
Certified Public Accountants

Steven J. Davis, CPA, CFP, PES
Gordon H. James, CPA
Tarina Chase-Kraaima, CPA
Ann Singleton, CPA

                               August 13, 2001

Mr. Larry R. Walker
Marina Capital, Inc.
2605 Wall Ave.
Ogden, UT 84401

Re:  Required disclosure pursuant to Item 304 of Regulation S-B

Dear Mr. Walker:

We have reviewed the Company's proposed 8-K/A filing and are in agreement with the disclosures in ITEM 4---CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

We declined to continue as auditors of Marina Capital, Inc. as of January 1, 2000 as we felt the Company would be better served by more experienced SEC auditors.

Our reports for the last two years have not contained an adverse opinion or a disclaimer of opinion, no were they qualified or modified as to uncertainty, audit scope, or accounting principles. We have not had any disagreement with Marina Capital, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.


                                                  Sincerely,


                                                  Gordon H. James

cc:	Raul N. Rodriguez, Esq.




257 37th Street, Ogden, Utah  04405    TEL:  (801) 399-5837    (801) 621-0721
                             FAX:  (801) 399-5830